Exhibit 23


INDEPENDENT AUDITORS' CONSENT

Board of Directors
Washington Federal, Inc.
Seattle, Washington

We consent to the incorporation by reference in this Registration Statement of Washington Federal, Inc. on Form S-8 of our report dated October 19, 1999, incorporated by reference in the Annual Report on Form 10-K of Washington Federal, Inc. for the year ended September 30, 1999.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Seattle, Washington
September 22, 2000





















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